UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2020

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100

Alpharetta, Georgia 30004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2020, Inseego Corp. (the “Company”) entered into a privately-negotiated exchange agreement (the “Agreement”) with one investor holding the Company’s 5.50% Convertible Senior Notes due 2022 (“Notes”), which were issued in accordance with the terms of that certain Indenture, dated January 9, 2017, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Indenture”). Pursuant to the Agreement, the investor will exchange $3,163,000 aggregate principal amount of outstanding Notes (the “Exchanged Notes”) for an aggregate of 716,205 shares of the Company’s common stock, par value $0.001 per share (“Exchange Shares”). The investor has agreed to waive any accrued but unpaid interest on the Exchanged Notes. The transactions contemplated by the Agreement are anticipated to close on January 28, 2020.

The Exchange Shares will be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as securities exchanged by the Company with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: January 28, 2020	By:	/s/ Stephen Smith
Name: Stephen Smith
Title: Executive Vice President and Chief Financial Officer